UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21698

      GAMCO Global Gold, Natural Resources & Income Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                               Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                               Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

GAMCO Global Gold, Natural Resources & Income Trust

Annual Report — December 31, 2016

(Y)our Portfolio Management Team

Caesar M. P. Bryan    Barbara G. Marcin, CFA    Vincent Hugonnard-Roche

To Our Shareholders,

For the year ended December 31, 2016, the net asset value (“NAV”) total return of the GAMCO Global Gold, Natural Resources & Income Trust (the “Fund”) was 22.7%, compared with total returns of 7.1% and 74.1% for the Chicago Board Options Exchange (“CBOE”) Standard & Poor’s (“S&P”) 500 Buy/Write Index and the Philadelphia Gold & Silver (“XAU”) Index, respectively. The total return for the Fund’s publicly traded shares was 29.4%. The Fund’s NAV per share was $5.68, while the price of the publicly traded shares closed at $5.30 on the NYSE MKT. See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2016.

Comparative Results

Average Annual Returns through December 31, 2016 (a) (Unaudited)				Since
	1 Year	5 Year	10 Year	Inception (03/31/05)
GAMCO Global Gold, Natural Resources & Income Trust
NAV Total Return (b)	22.67%	(6.25)%	(3.20)%	0.35%
Investment Total Return (c)	29.39	(6.40)	(3.98)	(0.56)
CBOE S&P 500 Buy/Write Index	7.07	7.24	4.28	5.07
Bloomberg Barclays Government/Credit Bond Index	3.02	2.25	4.36	4.29
Energy Select Sector Index	28.03	4.16	4.70	7.03
XAU Index	74.08	(15.28)	(5.73)	(1.46)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The CBOE S&P 500 Buy/Write Index is an unmanaged benchmark index designed to reflect the return on a portfolio that consists of a long position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The Bloomberg Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The XAU Index is an unmanaged indicator of stock market performance of large North American gold and silver companies. The Energy Select Sector Index is an unmanaged indicator of stock market performance of large U.S. companies involved in the development or production of energy products. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE MKT and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2016:

GAMCO Global Gold, Natural Resources & Income Trust

Long Positions
Energy and Energy Services	37.2%
Metals and Mining	36.7%
U.S. Government Obligations	23.9%
Exchange Traded Funds	2.0%
Put Options Purchased	0.2%

100.0%

Short Positions
Call Options Written	(6.5)%
Securities Sold Short	(0.2)%
Put Options Written	(0.1)%*

(6.8)%

*	Amount represents less than (0.05)%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS — 72.4%
	Energy and Energy Services — 36.3%
141,600	Anadarko Petroleum Corp.(a)	$10,675,145	$9,873,768
119,000	Apache Corp.(a)	9,421,813	7,552,930
140,075	Baker Hughes Inc.	8,642,695	9,100,673
315,000	BP plc, ADR(a)	11,471,559	11,774,700
234,000	Cabot Oil & Gas Corp.	5,852,340	5,466,240
180,000	Cheniere Energy Inc.†	11,180,280	7,457,400
190,000	Chevron Corp.(a)	21,016,500	22,363,000
21,000	Cimarex Energy Co.	2,982,351	2,853,900
32,000	Concho Resources Inc.†	4,364,886	4,243,200
125,500	ConocoPhillips(a)	5,945,908	6,292,570
25,300	Continental Resources Inc.†	489,880	1,303,962
120,000	Devon Energy Corp.(a)	6,257,890	5,480,400
108,500	Diamondback Energy Inc.†(a)	10,795,694	10,965,010
50,000	Encana Corp.	1,083,500	587,000
450,000	Eni SpA	7,102,531	7,328,049
141,500	EOG Resources Inc.(a)	14,119,880	14,305,650
400,000	Exxon Mobil Corp.(a)	37,024,477	36,104,000
90,000	FMC Technologies Inc.†	3,080,400	3,197,700
237,000	Halliburton Co.	12,125,812	12,819,330
24,000	Helmerich & Payne Inc.	2,022,480	1,857,600
69,100	Hess Corp.(a)	4,157,196	4,304,239
370,000	Kinder Morgan Inc.(a)	8,108,035	7,662,700
210,000	Marathon Oil Corp.	3,954,300	3,635,100
145,000	Marathon Petroleum Corp.(a)	7,661,775	7,300,750
40,000	Newfield Exploration Co.†	1,803,500	1,620,000
119,854	Noble Energy Inc.	4,904,656	4,561,643
76,900	Occidental Petroleum Corp.(a)	5,934,641	5,477,587
100,000	Patterson-UTI Energy Inc.	2,467,937	2,692,000
75,000	Phillips 66	6,298,500	6,480,750
90,000	Pioneer Natural Resources Co.(a)	16,687,512	16,206,300
1	Plains GP Holdings LP, Cl. A	64	35
780,000	Royal Dutch Shell plc, Cl. A	20,873,429	21,556,654
279,966	Schlumberger Ltd.(a)	23,620,883	23,503,146
180,000	Spectra Energy Corp.	7,702,902	7,396,200
167,000	Suncor Energy Inc.(a)	6,299,491	5,459,230
80,900	Sunoco LP	2,333,143	2,175,401
206,700	The Williams Companies Inc.(a)	11,640,217	6,436,638
274,500	Total SA, ADR(a)	14,759,556	13,991,265
105,000	Valero Energy Corp.(a)	7,261,500	7,173,600

		342,125,258	328,560,320

	Exchange Traded Funds — 2.0%
68,000	SPDR Gold Shares†	7,403,140	7,453,480
930,000	United States Oil Fund LP†	9,571,666	10,899,600

		16,974,806	18,353,080

Shares		Cost	Market Value
	Metals and Mining — 34.1%
925,000	Acacia Mining plc	$3,412,871	$4,261,233
717,000	Agnico Eagle Mines Ltd.(a)	39,262,785	30,114,000
850,000	Alacer Gold Corp.†	1,850,598	1,418,091
2,199,845	Alamos Gold Inc., Cl. A(a)	19,135,925	15,046,940
436,000	AngloGold Ashanti Ltd., ADR†(a)	7,253,405	4,582,360
879,180	Antofagasta plc	15,592,158	7,313,679
350,000	Asanko Gold Inc.†	1,120,605	1,073,995
1,240,556	AuRico Metals Inc.†	692,361	933,200
1,200,000	B2Gold Corp.†	2,982,000	2,844,000
810,000	Barrick Gold Corp.(a)	16,118,305	12,943,800
2,400,000	Belo Sun Mining Corp.†	1,821,022	1,215,507
1,104,000	Centerra Gold Inc.	6,157,520	5,171,981
1,242,800	Continental Gold Inc.†	3,674,563	4,072,781
1,082,400	Detour Gold Corp.†	22,894,361	14,744,793
2,129,800	Eldorado Gold Corp.†(a)	9,087,940	6,857,956
387,000	Franco-Nevada Corp.(a)	27,613,528	23,127,120
6,636	Fresnillo plc	147,240	99,858
1,433,800	Gold Fields Ltd., ADR	7,105,230	4,315,738
950,000	Goldcorp Inc.(a)	18,072,249	12,920,000
665,500	IAMGOLD Corp.†	2,844,642	2,562,175
2,800,000	Integra Gold Corp.†	1,625,613	1,167,840
1,500,000	Klondex Mines Ltd.†	8,043,791	6,982,460
40,000	Labrador Iron Ore Royalty Corp.	729,070	554,724
604,725	Newcrest Mining Ltd.	14,326,749	8,683,851
470,000	Newmont Mining Corp.(a)	24,540,893	16,012,900
2,144,200	OceanaGold Corp.	5,881,708	6,244,235
381,700	Osisko Gold Royalties Ltd.	4,139,591	3,721,337
850,000	Perseus Mining Ltd.†	2,832,874	196,254
185,000	Pretium Resources Inc.†	1,620,822	1,532,194
463,000	Randgold Resources Ltd., ADR(a)	41,648,341	35,345,420
285,000	Richmont Mines Inc.†	2,175,259	1,850,966
410,000	Rio Tinto plc, ADR(a)	19,634,070	15,768,600
343,600	Royal Gold Inc.(a)	28,169,702	21,767,060
2,954,500	Saracen Mineral Holdings Ltd.†	1,139,298	2,110,799
250,000	SEMAFO Inc.†	2,022,758	822,997
327,800	Silver Wheaton Corp.(a)	9,439,968	6,333,096
1,380,000	Tahoe Resources Inc.(a)	24,119,080	12,999,600
680,000	Torex Gold Resources Inc.†	12,112,724	10,529,326

		411,041,619	308,242,866

	TOTAL COMMON STOCKS	770,141,683	655,156,266

	CONVERTIBLE PREFERRED STOCKS — 0.4%
	Energy and Energy Services — 0.4%
82,300	Kinder Morgan Inc., 9.75% 1.219% Ser. A	4,032,700	4,003,895

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — December 31, 2016

Principal Amount			Cost	Market Value
		CONVERTIBLE CORPORATE BONDS — 1.0%
		Energy and Energy Services — 0.2%
$ 1,650,000		Chesapeake Energy Corp. 5.500%, 09/15/26(b)	1,659,229	$1,794,375

		Metals and Mining — 0.8%
1,600,000		B2Gold Corp. 3.250%, 10/01/18	1,487,367	1,609,000
4,800,000		Detour Gold Corp. 5.500%, 11/30/17	4,735,324	4,872,000
1,500,000	(c)	Wesdome Gold Inc. 7.000%, 05/24/17(b)(d)	1,473,695	1,178,237

			7,696,386	7,659,237

		TOTAL CONVERTIBLE CORPORATE BONDS	9,355,615	9,453,612

		CORPORATE BONDS — 2.1%
		Energy and Energy Services — 0.3%
1,000,000		CONSOL Energy Inc., 5.875%, 04/15/22	844,739	985,000
1,000,000		The Williams Companies Inc., 7.875%, 09/01/21	855,567	1,147,500
1,000,000		Weatherford International Ltd., 7.750%, 06/15/21	988,979	1,013,750

			2,689,285	3,146,250

		Metals and Mining — 1.8%
5,000,000		AuRico Gold Inc., 7.750%, 04/01/20(b)	4,689,941	5,225,000
2,000,000		Cia Minera Ares SAC, 7.750%, 01/23/21(b)(d)	1,983,531	2,155,000
2,000,000		Freeport-McMoRan Inc., 3.550%, 03/01/22	1,624,527	1,870,000
2,500,000		Gold Fields Orogen Holdings (BVI) Ltd., 4.875%, 10/07/20(b)	2,128,238	2,470,000
4,000,000		IAMGOLD Corp., 6.750%, 10/01/20(b)	3,274,809	3,920,000
600,000	(c)	Kirkland Lake Gold Inc., 7.500%, 12/31/17	611,154	462,518

			14,312,200	16,102,518

		TOTAL CORPORATE BONDS	17,001,485	19,248,768

		U.S. GOVERNMENT OBLIGATIONS — 23.9%
216,324,000		U.S. Treasury Bills, 0.295% to 0.662%††, 01/12/17 to 06/29/17(e)	216,106,252	216,108,828

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	INDEX PUT OPTIONS PURCHASED (f)† — 0.2%
2,000	VanEck Vectors Gold Miners ETF	Jan. 17/20	$104,000
2,000	VanEck Vectors Gold Miners ETF	Feb. 17/18	68,000
3,000	VanEck Vectors Gold Miners ETF	Mar. 17/18	171,000
4,000	VanEck Vectors Gold Miners ETF	Mar. 17/23	1,168,000

	TOTAL INDEX PUT OPTIONS PURCHASED (Cost $2,634,787)		1,511,000

TOTAL INVESTMENTS — 100.0% (Cost $1,019,272,522)			905,482,369

SECURITIES SOLD SHORT — (0.2)% (Proceeds received $1,250,730)			(1,359,800)

CALL OPTIONS WRITTEN (Premiums received $50,367,565)			(58,770,646)
PUT OPTIONS WRITTEN (Premiums received $873,912)			(503,883)

Other Assets and Liabilities (Net)			8,230,804

PREFERRED STOCK (3,550,681 preferred shares outstanding)			(88,767,025)

NET ASSETS — COMMON STOCK (134,463,499 common shares outstanding)			$764,311,819

NET ASSET VALUE PER COMMON SHARE ($764,311,819 ÷ 134,463,499 shares outstanding)			$5.68

Shares		Proceeds	Market Value

	SECURITIES SOLD SHORT — (0.2)%
	Exchange Traded Funds — (0.2)%
65,000	VanEck Vectors Gold Miners ETF(g)	$1,250,730	$1,359,800

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — December 31, 2016

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (h) — (6.6)%
	Call Options Written — (6.5)%
1,000	Agnico Eagle Mines Ltd.	Jan. 17/35	$722,500
1,150	Agnico Eagle Mines Ltd.	Jan. 17/43	240,327
700	Agnico Eagle Mines Ltd.	Jan. 17/45	60,900
2,000	Agnico Eagle Mines Ltd.	Feb. 17/50	148,000
1,800	Agnico Eagle Mines Ltd.	Mar. 17/33	1,979,496
520	Agnico Eagle Mines Ltd.	May 17/44	260,000
4,250	Alacer Gold Corp.(i)	Jan. 17/4	31,654
4,250	Alacer Gold Corp.(i)	Apr. 17/2.50	79,135
8,000	Alamos Gold Inc.	Jan. 17/7	462,160
9,000	Alamos Gold Inc.	Feb. 17/6	1,341,360
10,000	Alamos Gold Inc.	Mar. 17/5	2,200,000
300	Anadarko Petroleum Corp.	Jan. 17/62.50	225,000
100	Anadarko Petroleum Corp.	Jan. 17/65	53,000
516	Anadarko Petroleum Corp.	Feb. 17/60	559,860
500	Anadarko Petroleum Corp.	Mar. 17/65	374,190
590	AngloGold Ashanti Ltd., ADR	Jan. 17/9	92,925
1,090	AngloGold Ashanti Ltd., ADR	Jan. 17/12	27,250
1,590	AngloGold Ashanti Ltd., ADR	Feb. 17/10	182,850
1,090	AngloGold Ashanti Ltd., ADR	Mar. 17/9	255,779
286	Antofagasta plc(j)	Jan. 17/560	413,763
300	Antofagasta plc(j)	Feb. 17/580	388,541
293	Antofagasta plc(j)	Mar. 17/600	351,635
360	Apache Corp.	Jan. 17/60	156,600
230	Apache Corp.	Feb. 17/57.50	162,150
100	Apache Corp.	Feb. 17/62.50	35,000
400	Apache Corp.	Mar. 17/60	243,196
6,000	B2Gold Corp.	Jan. 17/2.50	60,000
6,000	B2Gold Corp.	Apr. 17/2.50	240,000
4,050	B2Gold Corp.	Oct. 18/3.93	197,073
650	Baker Hughes Inc.	Jan. 17/52.50	818,350
400	Baker Hughes Inc.	Feb. 17/57.50	341,000
350	Baker Hughes Inc.	Mar. 17/65	107,866
1,000	Barrick Gold Corp.	Jan. 17/14	217,000
2,000	Barrick Gold Corp.	Jan. 17/16	154,000
600	Barrick Gold Corp.	Feb. 17/0	247,500
2,000	Barrick Gold Corp.	Feb. 17/14	492,000
600	Barrick Gold Corp.	Mar. 17/12	252,000
1,900	Barrick Gold Corp.	Mar. 17/13	641,250
1,300	BP plc, ADR	Jan. 17/36	224,900
1,300	BP plc, ADR	Feb. 17/35	301,366
500	BP plc, ADR	Mar. 17/35	129,400
780	Cabot Oil & Gas Corp.	Jan. 17/22.50	114,660
780	Cabot Oil & Gas Corp.	Feb. 17/22.50	130,884
780	Cabot Oil & Gas Corp.	Mar. 17/23	141,991
6,852	Centerra Gold Inc.(i)	Jan. 17/7	61,240
4,000	Centerra Gold Inc.(i)	Feb. 17/6	186,199
200	Cheniere Energy Inc.	Jan. 17/40	43,000
400	Cheniere Energy Inc.	Jan. 17/45	9,200
600	Cheniere Energy Inc.	Feb. 17/40	192,000

Number of Contracts		Expiration Date/ Exercise Price	Market Value
600	Cheniere Energy Inc.	Mar. 17/42.50	$142,200
700	Chevron Corp.	Jan. 17/105	889,000
700	Chevron Corp.	Feb. 17/105	871,514
500	Chevron Corp.	Mar. 17/115	270,000
70	Cimarex Energy Co.	Jan. 17/130	53,200
70	Cimarex Energy Co.	Feb. 17/130	70,350
70	Cimarex Energy Co.	Mar. 17/130	82,250
100	Concho Resources Inc.	Jan. 17/130	57,000
120	Concho Resources Inc.	Feb. 17/130	102,600
100	Concho Resources Inc.	Mar. 17/125	130,000
355	ConocoPhillips	Jan. 17/42	297,312
500	ConocoPhillips	Feb. 17/45	286,250
400	ConocoPhillips	Mar. 17/47	190,160
253	Continental Resources Inc.	Jan. 17/22.50	743,820
2,000	Detour Gold Corp.(i)	Jan. 17/17	268,126
1,000	Detour Gold Corp.(i)	Jan. 17/20	30,537
4,000	Detour Gold Corp.(i)	Feb. 17/20	262,168
3,824	Detour Gold Corp.(i)	Mar. 17/14	1,352,847
400	Devon Energy Corp.	Jan. 17/42	163,000
400	Devon Energy Corp.	Feb. 17/42	196,000
400	Devon Energy Corp.	Mar. 17/52.50	37,372
335	Diamondback Energy Inc.	Jan. 17/100	120,600
350	Diamondback Energy Inc.	Mar. 17/100	248,500
4,500	Eldorado Gold Corp.	Jan. 17/3	180,000
2,798	Eldorado Gold Corp.	Jan. 17/3.50	27,980
8,000	Eldorado Gold Corp.	Feb. 17/3	320,000
6,000	Eldorado Gold Corp.	Apr. 17/3.50	180,000
500	Encana Corp.	Jan. 17/12	16,000
200	Eni SpA(k)	Jan. 17/12.50	309,649
100	Eni SpA(k)	Jan. 17/14	77,323
200	Eni SpA(k)	Feb. 17/12.50	312,322
100	Eni SpA(k)	Feb. 17/14	82,960
300	Eni SpA(k)	Mar. 17/14	266,027
500	EOG Resources Inc.	Jan. 17/0	146,500
290	EOG Resources Inc.	Feb. 17/90	358,150
170	EOG Resources Inc.	Feb. 17/95	141,100
450	EOG Resources Inc.	Mar. 17/95	413,924
1,300	Exxon Mobil Corp.	Jan. 17/87.50	438,100
1,400	Exxon Mobil Corp.	Feb. 17/85	847,000
1,300	Exxon Mobil Corp.	Mar. 17/90	360,438
300	FMC Technologies Inc.	Jan. 17/34	55,500
300	FMC Technologies Inc.	Feb. 17/34	78,000
300	FMC Technologies Inc.	Mar. 17/35	72,273
1,400	Franco-Nevada Corp.	Jan. 17/65	78,400
700	Franco-Nevada Corp.	Feb. 17/65	105,000
885	Franco-Nevada Corp.	Mar. 17/50	1,050,486
885	Franco-Nevada Corp.	Mar. 17/55	692,194
5,200	Gold Fields Ltd., ADR	Jan. 17/3	104,000
5,500	Gold Fields Ltd., ADR	Jan. 17/4	11,000
5,000	Gold Fields Ltd., ADR	Jan. 17/5	2,500
3,638	Gold Fields Ltd., ADR	Feb. 17/3.50	71,232

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — December 31, 2016

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (h) (Continued)
	Call Options Written (Continued)
5,000	Gold Fields Ltd., ADR	Apr. 17/3	$215,000
4,125	Goldcorp Inc.	Jan. 17/12	742,500
3,575	Goldcorp Inc.	Feb. 17/14	282,425
1,800	Goldcorp Inc.	Mar. 17/11.50	482,868
800	Halliburton Co.	Jan. 17/50	349,600
770	Halliburton Co.	Feb. 17/45	712,250
800	Halliburton Co.	Mar. 17/55	200,800
7,000	Harmony Gold Mining Co. Ltd.	Jan. 17/3	17,500
80	Helmerich & Payne Inc.	Jan. 17/85	2,000
80	Helmerich & Payne Inc.	Feb. 17/85	9,871
80	Helmerich & Payne Inc.	Mar. 17/85	15,920
240	Hess Corp.	Jan. 17/55	178,800
211	Hess Corp.	Feb. 17/47.50	325,995
240	Hess Corp.	Mar. 17/65	76,721
2,250	IAMGOLD Corp.	Jan. 17/4.50	22,500
2,050	IAMGOLD Corp.	Feb. 17/3.50	128,125
2,355	IAMGOLD Corp.	Mar. 17/2.50	400,350
500	Kinder Morgan Inc.	Jan. 17/20	48,500
700	Kinder Morgan Inc.	Jan. 17/21	28,700
1,000	Kinder Morgan Inc.	Feb. 17/21	69,950
1,500	Kinder Morgan Inc.	Mar. 17/21	133,500
3,600	Klondex Mines Ltd.(i)	Jan. 17/7	32,175
3,600	Klondex Mines Ltd.(i)	Feb. 17/7	67,032
3,800	Klondex Mines Ltd.(i)	Mar. 17/5	403,307
4,000	Klondex Mines Ltd.(i)	Apr. 17/7	143,001
700	Marathon Oil Corp.	Jan. 17/20	4,200
700	Marathon Oil Corp.	Feb. 17/20	23,100
700	Marathon Oil Corp.	Mar. 17/20	36,120
750	Marathon Petroleum Corp.	Jan. 17/42.50	585,000
250	Marathon Petroleum Corp.	Feb. 17/42.50	202,985
450	Marathon Petroleum Corp.	Mar. 17/45	293,310
3,000	Newcrest Mining Ltd.(l)	Mar. 17/18	504,370
100	Newfield Exploration Co.	Jan. 17/45	1,500
100	Newfield Exploration Co.	Feb. 17/40	25,000
50	Newfield Exploration Co.	Feb. 17/42	8,000
150	Newfield Exploration Co.	Mar. 17/42	33,375
800	Newmont Mining Corp.	Jan. 17/30	436,800
800	Newmont Mining Corp.	Jan. 17/35	82,400
1,400	Newmont Mining Corp.	Feb. 17/28	990,500
1,700	Newmont Mining Corp.	Mar. 17/25	1,678,750
400	Noble Energy Inc.	Jan. 17/35	142,000
246	Noble Energy Inc.	Feb. 17/0	27,060
154	Noble Energy Inc.	Feb. 17/36	49,861
400	Noble Energy Inc.	Mar. 17/40	62,700
260	Occidental Petroleum Corp.	Jan. 17/75	6,500
249	Occidental Petroleum Corp.	Feb. 17/65	185,505
260	Occidental Petroleum Corp.	Mar. 17/72.50	60,814
1,700	OceanaGold Corp.(i)	Jan. 17/0	10,762

Number of Contracts		Expiration Date/ Exercise Price	Market Value
6,000	OceanaGold Corp.(i)	Jan. 17/4	$78,204
3,042	OceanaGold Corp.(i)	Feb. 17/3	220,903
3,000	OceanaGold Corp.(i)	Feb. 17/4	72,618
7,700	OceanaGold Corp.(i)	Mar. 17/3	602,167
1,275	Osisko Gold Royalties Ltd.(i)	Jan. 17/15	4,748
1,542	Osisko Gold Royalties Ltd.(i)	Feb. 17/14	43,068
1,000	Osisko Gold Royalties Ltd.(i)	Mar. 17/12.50	91,237
500	Patterson-UTI Energy Inc.	Jan. 17/22	250,000
500	Patterson-UTI Energy Inc.	Feb. 17/22	270,000
250	Phillips 66	Jan. 17/80	176,758
250	Phillips 66	Feb. 17/80	182,500
250	Phillips 66	Mar. 17/82.50	147,038
300	Pioneer Natural Resources Co.	Jan. 17/185	84,000
300	Pioneer Natural Resources Co.	Feb. 17/170	451,500
300	Pioneer Natural Resources Co.	Mar. 17/175	416,700
925	Pretium Resources Inc.	Mar. 17/8	115,625
925	Pretium Resources Inc.	Jun. 17/8	134,125
1,130	Randgold Resources Ltd., ADR	Jan. 17/82.25	183,456
1,000	Randgold Resources Ltd., ADR	Feb. 17/80	323,000
1,514	Randgold Resources Ltd., ADR	Mar. 17/75	999,240
1,100	Rio Tinto plc, ADR	Jan. 17/32.50	708,301
1,000	Rio Tinto plc, ADR	Feb. 17/32.50	671,370
1,000	Rio Tinto plc, ADR	Feb. 17/35	456,160
1,000	Rio Tinto plc, ADR	Mar. 17/35	457,580
260	Royal Dutch Shell plc(j)	Jan. 17/2000	494,225
260	Royal Dutch Shell plc(j)	Feb. 17/2000	739,639
260	Royal Dutch Shell plc(j)	Mar. 17/2100	521,429
1,586	Royal Gold Inc.	Jan. 17/65	302,926
924	Royal Gold Inc.	Feb. 17/65	360,360
924	Royal Gold Inc.	Mar. 17/65	549,632
1,100	Schlumberger Ltd.	Jan. 17/80	499,400
462	Schlumberger Ltd.	Feb. 17/80	233,310
638	Schlumberger Ltd.	Feb. 17/85	132,704
600	Schlumberger Ltd.	Mar. 17/82.50	254,556
294	Silver Wheaton Corp.	Jan. 17/16	104,370
799	Silver Wheaton Corp.	Jan. 17/22	14,382
1,093	Silver Wheaton Corp.	Feb. 17/16	398,945
1,093	Silver Wheaton Corp.	Mar. 17/16	426,270
360	SPDR Gold Shares	Jan. 17/122	1,800
600	Spectra Energy Corp.	Jan. 17/43	9,000
600	Spectra Energy Corp.	Feb. 17/42	46,500
600	Spectra Energy Corp.	Mar. 17/42	58,500
635	Suncor Energy Inc.	Jan. 17/30	187,960
635	Suncor Energy Inc.	Feb. 17/30	207,962
400	Suncor Energy Inc.	Mar. 17/31	114,000

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — December 31, 2016

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (h) (Continued)
	Call Options Written (Continued)
259	Sunoco LP	Jan. 17/30	$1,958
4,000	Tahoe Resources Inc.	Jan. 17/10	100,000
4,000	Tahoe Resources Inc.	Feb. 17/10	200,000
2,000	Tahoe Resources Inc.	Mar. 17/9	279,520
3,800	Tahoe Resources Inc.	Mar. 17/10	266,000
680	The Williams Companies Inc.	Feb. 17/30	159,800
687	The Williams Companies Inc.	Mar. 17/30	174,340
700	The Williams Companies, Inc.	Jan. 17/30	122,500
2,000	Torex Gold Resources Inc.(i)	Jan. 17/26	14,894
1,500	Torex Gold Resources Inc.(i)	Feb. 17/22	117,305
1,500	Torex Gold Resources Inc.(i)	Mar. 17/17	485,979
1,800	Torex Gold Resources Inc.(i)	Mar. 17/23	144,118
925	Total SA, ADR	Jan. 17/50	138,750
920	Total SA, ADR	Feb. 17/47.50	379,960
900	Total SA, ADR	Mar. 17/50	190,611
2,800	United States Oil Fund LP	Jan. 17/12	47,600
3,400	United States Oil Fund LP	Feb. 17/11.50	204,000
3,100	United States Oil Fund LP	Mar. 17/12	148,800
300	Valero Energy Corp.	Jan. 17/55	410,106
375	Valero Energy Corp.	Feb. 17/67.50	121,721
375	Valero Energy Corp.	Mar. 17/67.50	144,000
2,500	VanEck Vectors Gold Miners ETF	Jan. 17/21	205,000
2,500	VanEck Vectors Gold Miners ETF	Jan. 17/23	57,500
2,500	VanEck Vectors Gold Miners ETF	Feb. 17/18	825,000
2,500	VanEck Vectors Gold Miners ETF	Feb. 17/20	480,000

	TOTAL CALL OPTIONS WRITTEN (Premiums received $50,367,565)		58,770,646

	Put Options Written — (0.1)%
5,000	B2Gold Corp.	Jan. 17/2.50	50,000
1,000	Centerra Gold Inc.(i)	Jan. 17/6	16,758
1,500	Franco-Nevada Corp.	Apr. 17/0	375,000
5,000	IAMGOLD Corp.	Jan. 17/2.50	25,000
500	Randgold Resources Ltd., ADR	Mar. 17/0	35,000
250	Royal Gold Inc.	Jan. 17/22.50	625
500	United States Oil Fund LP	Jan. 17/0	1,500

	TOTAL PUT OPTIONS WRITTEN (Premiums received $873,912)		503,883

	TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received $51,241,477)		$59,274,529

(a)	Securities, or a portion thereof, with a value of $304,398,159 were deposited with the broker as collateral for securities sold short and options written.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the market value of Rule 144A securities amounted to $16,742,612 or 1.84% of total investments.

(c)	Principal amount denoted in Canadian Dollars.
(d)

At December 31, 2016, the Fund held investments in restricted and illiquid securities amounting to $3,333,237 or 0.37% of total investments, which were valued under methods approved by the Board of Trustees as follows:

Acquisition Principal Amount	Issuer	Acquisition Date	Acquisition Cost	12/31/16 Carrying Value Per Bond
$1,500,000(c)	Wesdome Gold Inc. 7.00%, 05/24/17	05/18/12	$1,473,645	$785.49130
2,000,000	Cia Minera Ares SAC. 7.750%, 01/23/21	03/18/16- 03/31/16	1,981,837	1,077.5000
(e)	At December 31, 2016, $93,850,000 of the principal amount was pledged as collateral for securities sold short and options written.
(f)	At December 31, 2016, all of the options purchased were held at Pershing LLC.
(g)	At December 31, 2016, these proceeds are being held at Pershing LLC.
(h)	At December 31, 2016, the Fund had written over-the-counter Option Contracts with Pershing LLC, Morgan Stanley, and The Goldman Sachs Group, Inc.
(i)	Exercise price denoted in Canadian dollars.
(j)	Exercise price denoted in British pence.
(k)	Exercise price denoted in Euros.
(l)	Exercise price denoted in Australian dollars.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — December 31, 2016

Geographic Diversification	% of Total Investments	Market Value
Long Positions
United States	58.3%	$527,913,914
Canada	23.3	211,098,102
Europe	13.0	117,439,456
Latin America	3.2	29,141,896
Asia/Pacific Rim	1.2	10,990,903
South Africa	1.0	8,898,098

Total Investments	100.0%	$905,482,369

Short Positions
United States	(5.7)%	$ (51,352,264)
Canada	(0.5)	(4,820,183)
Europe	(0.5)	(3,957,512)
Asia/Pacific Rim	(0.1)	(504,370)
Total Investments	(6.8)%	$ (60,634,329)

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at value (cost $1,019,272,522)	$905,482,369
Foreign currency (cost $286,802)	287,033
Cash	1,821
Deposit at brokers	36,051,853
Receivable for investments sold	387,038
Dividends and interest receivable	954,833
Deferred offering expense	209,180

Total Assets	943,374,127

Liabilities:
Call options written (premiums received $50,367,565)	58,770,646
Put options written (premiums received $873,912)	503,883
Securities sold short, at value (proceeds $1,250,730)	1,359,800
Distributions payable	61,644
Payable for investments purchased	28,474,702
Payable for investment advisory fees	722,869
Payable for payroll expenses	80,309
Payable for accounting fees	7,500
Other accrued expenses	313,930

Total Liabilities	90,295,283

Preferred Shares:
Series B Cumulative Preferred Shares (5.000%, $25 liquidation value, $0.001 par value, 4,000,000 shares authorized with 3,550,681 shares issued and outstanding)	88,767,025

Net Assets Attributable to Common Shareholders	$764,311,819

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$1,447,416,074
Distributions in excess of net investment income	(784,276)
Distributions in excess of net realized gain on investments, securities sold short, written options, and foreign currency transactions	(560,376,060)
Net unrealized depreciation on investments	(113,790,153)
Net unrealized depreciation on securities sold short	(109,070)
Net unrealized depreciation on written options	(8,033,052)
Net unrealized depreciation on foreign currency translations	(11,644)

Net Assets	$764,311,819

Net Asset Value per Common Share:
($764,311,819 ÷ 134,463,499 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$5.68

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $728,562)	$10,330,670
Interest	2,460,648

Total Investment Income	12,791,318

Expenses:
Investment advisory fees	8,135,607
Shareholder communications expenses	381,957
Trustees’ fees	200,750
Payroll expenses	197,672
Legal and audit fees	154,800
Offering expense for issuance of common shares	118,665
Service fees for securities sold short (See Note 2)	69,687
Custodian fees	66,652
Accounting fees	45,000
Shareholder services fees	23,589
Dividend expense on securities sold short	14,300
Interest expense	14,085
Miscellaneous expenses	160,404

Total Expenses	9,583,168

Less:
Expenses paid indirectly by broker (See Note 3)	(5,903)
Custodian fee credits	(735)

Total Reimbursements and Credits	(6,638)

Net Expenses	9,576,530

Net Investment Income	3,214,788

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency:
Net realized loss on investments	(320,061,724)
Net realized loss on securities sold short	(266,330)
Net realized gain on written options	34,058,773
Net realized loss on foreign currency transactions	(118,622)

Net realized loss on investments, securities sold short, written options, and foreign currency transactions	(286,387,903)

Net change in unrealized appreciation/depreciation:
on investments	434,742,382
on securities sold short	(109,070)
on written options	(22,353,965)
on foreign currency translations	(10,675)

Net change in unrealized appreciation/ depreciation on investments, securities sold short, written options, and foreign currency translations	412,268,672

Net Realized and Unrealized Gain/(Loss)on Investments, Securities Sold Short, Written Options, and Foreign Currency	125,880,769

Net Increase in Net Assets Resulting from Operations	129,095,557

Total Distributions to Preferred Shareholders	(4,460,399)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$124,635,158

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$3,214,788	$2,302,185
Net realized loss on investments, securities sold short, written options, and foreign currency transactions	(286,387,903)	(163,690,671)
Net change in unrealized appreciation/depreciation on investments, securities sold short, written options, and foreign currency translations	412,268,672	34,370,946

Net Increase/(Decrease) in Net Assets Resulting from Operations	129,095,557	(127,017,540)

Distributions to Preferred Shareholders:
Net investment income	(187,459)	(83,002)
Return of capital	(4,272,940)	(4,448,443)

Total Distributions to Preferred Shareholders	(4,460,399)	(4,531,445)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	124,635,158	(131,548,985)

Distributions to Common Shareholders:
Net investment income	(4,301,394)	(1,733,920)
Return of capital	(98,046,209)	(92,928,783)

Total Distributions to Common Shareholders	(102,347,603)	(94,662,703)

Fund Share Transactions:
Net increase in net assets from common shares issued in offering	137,123,041	—
Increase in net assets from common shares issued upon reinvestment of distributions	3,205,146	—
Decrease in net assets from repurchase of common shares	(114,419)	(435,405)
Net increase in net assets from repurchase of preferred shares and transaction costs	65,730	365,063

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	140,279,498	(70,342)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	162,567,053	(226,282,030)

Net Assets Attributable to Common Shareholders:
Beginning of year	601,744,766	828,026,796

End of year (including undistributed net investment income of $0 and $336,987, respectively)	$764,311,819	$601,744,766

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year.

	Year Ended December 31,
	2016		2015		2014	2013		2012
Operating Performance:
Net asset value, beginning of year	$ 5.34		$ 7.35		$ 9.94	$ 13.26		$14.70
Net investment income	0.03		0.02		0.03	0.07		0.11
Net realized and unrealized gain/(loss) on investments, securities sold short, written options, and foreign currency transactions	1.15		(1.15)		(1.51)	(1.89)		(0.01)
Total from investment operations	1.18		(1.13)		(1.48)	(1.82)		0.10
Distributions to Preferred Shareholders: (a)
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.02)	(0.00	)(b)	(0.00	)(b)
Net realized gain	—		—		—	(0.05)		(0.07)
Return of capital	(0.04)		(0.04)		(0.02)	—		—
Total distributions to preferred shareholders	(0.04)		(0.04)		(0.04)	(0.05)		(0.07)
Net increase/(decrease) in net assets attributable to common shareholders resulting from operations	1.14		(1.17)		(1.52)	(1.87)		0.03
Distributions to Common Shareholders:
Net investment income	(0.04)		(0.02)		—	(0.06)		(0.02)
Net realized gain	—		—		—	(0.75)		(1.36)
Return of capital	(0.80)		(0.82)		(1.08)	(0.63)		(0.24)
Total distributions to common shareholders	(0.84)		(0.84)		(1.08)	(1.44)		(1.62)
Fund Share Transactions:
Increase in net asset value from issuance of common shares	0.04		—		0.01	0.01		0.15
Increase in net asset value from repurchase of common shares	0.00	(b)	0.00	(b)	—	0.00	(b)	—
Increase in net asset value from repurchase of preferred shares and transaction fees	0.00	(b)	0.00	(b)	0.00 (b)	0.01		—
Offering costs for preferred shares charged to paid-in capital	—		—		—	(0.03)		—
Adjustments to offering costs for preferred shares credited to paid-in capital	—		—		0.00 (b)	—		—
Total Fund share transactions	0.04		0.00	(b)	0.01	(0.01)		0.15
Net Asset Value, End of Year	$ 5.68		$ 5.34		$ 7.35	$ 9.94		$13.26
NAV total return †	22.67%		(17.59)%		(17.23)%	(14.62)%		1.36%
Market value, end of year	$ 5.30		$ 4.75		$ 7.00	$ 9.02		$12.80
Investment total return ††	29.39%		(22.14)%		(13.01)%	(19.51)%		1.82%

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each year.

	Year Ended December 31,
	2016		2015		2014	2013	2012
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$853,079		$691,468		$920,538	$1,152,361	$1,428,491
Net assets attributable to common shares, end of year (in 000’s)	$764,312		$601,745		$828,027	$1,057,668	$1,329,599
Ratio of net investment income to average net assets attributable to common shares	0.44%		0.30%		0.21%	0.59%	0.33%
Ratio of operating expenses to average net assets attributable to common shares	1.32	%(c)(d)	1.29	%(c)	1.24%	1.20%	1.22%
Ratio of operating expenses to average net assets including liquidation value of preferred shares	1.18	%(c)(d)	1.15	%(c)	1.14%	1.11%	1.12%
Portfolio turnover rate	198.4%		36.0%		87.4%	83.7%	47.4%
Preferred Shares:
5.000% Series B Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$ 88,767		$ 89,724		$ 92,512	$ 94,693	—
Total shares outstanding (in 000’s)	3,551		3,589		3,700	3,788	—
Liquidation preference per share	$ 25.00		$ 25.00		$ 25.00	$ 25.00	—
Average market value (e)	$ 23.81		$ 22.03		$ 21.28	$ 21.00	—
Asset coverage per share	$ 240		$ 193		$ 249	$ 304	—
Asset coverage	961%		771%		995%	1,217%	—

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.
††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2016 and 2015, there was no impact on the expense ratios.
(d)

The Fund incurred dividend expenses on securities sold short. If this expense had not been incurred, the expense ratios for the year ended December 31, 2016 would have been 1.31% attributable to common shares, and 1.17% including liquidation value of preferred shares.

(e)	Based on weekly prices.

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements

1. Organization. GAMCO Global Gold, Natural Resources & Income Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on January 4, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on March 31, 2005.

The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. The Fund will attempt to achieve its objectives, under normal market conditions, by investing 80% of its assets in equity securities of companies principally engaged in the gold and natural resources industries. As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. The Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution, or trading of gold, or the financing, managing and controlling, or operating of companies engaged in “gold related” activities (“Gold Companies”). In addition, the Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production, or distribution of natural resources, such as gas and oil, paper, food and agriculture, forestry products, metals, and minerals as well as related transportation companies and equipment manufacturers (“Natural Resources Companies”). The Fund may invest in the securities of companies located anywhere in the world.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/16
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Metals and Mining	$299,559,015	$8,683,851	$308,242,866
Other (a)	346,913,400	—	346,913,400
Total Common Stocks	646,472,415	8,683,851	655,156,266
Convertible Preferred Stocks (a)	4,003,895	—	4,003,895
Convertible Corporate Bonds (a)	—	9,453,612	9,453,612
Corporate Bonds (a)	—	19,248,768	19,248,768
U.S. Government Obligations	—	216,108,828	216,108,828
EQUITY CONTRACTS:
Put Options Purchased	1,511,000	—	1,511,000
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$651,987,310	$253,495,059	$905,482,369
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value)
Securities Sold Short (a)	$(1,359,800)	—	$(1,359,800)
EQUITY CONTRACTS:
Call Options Written	(23,275,099)	$(35,495,547)	(58,770,646)
Put Options Written	(478,258)	(25,625)	(503,883)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(25,113,157)	$(35,521,172)	$(60,634,329)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2016, the Fund had transfers from Level 3 to Level 2 of $5,088,611 or 0.85% of net assets and Level 1 to Level 2 of $1,074,706 or 0.18% of net assets as of December 31, 2015. Transfers from Level 3 to Level 2 and from Level 1 to Level 2 are due to increases or decreases in market activity, e.g., frequency of trades, respectively, which resulted in an increase or decrease in available market inputs to determine the prices. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/15	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 12/31/16	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/16†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds	$4,668,000	—	—	—	—	—		$(4,668,000)	—	—
Corporate Bonds	420,611	—	—	—	—	—	—	(420,611)	—	—
TOTAL INVESTMENTS IN SECURITIES-ASSETS	5,088,611	—	—	—	—	—	—	(5,088,611)	—	—

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

	Balance as of 12/31/15	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 12/31/16	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/16†
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$(444,295)	—	$6,303,737	$(5,862,753)	—	$3,311	—	—	—	—
TOTAL INVESTMENTS IN SECURITIES-LIABILITIES	$(444,295)	—	$6,303,737	$(5,862,753)	—	$3,311	—	—	—	—

†	Net change in unrealized appreciation/depreciation on investments is included in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost, if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2016, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at December 31, 2016 are reflected within the Schedule of Investments.

The Fund’s volume of activity in equity options contracts during the year ended December 31, 2016 had an average monthly market value of approximately $61,325,761. Please refer to Note 4 for option activity during the year ended December 31, 2016.

At December 31, 2016, the Fund’s derivative liabilities (by type) are as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Liabilities
Equity Written Options	$59,274,529	—	$59,274,529

The following table presents the Fund’s derivative liabilities by counterparty net of the related collateral segregated by the Fund as of December 31, 2016:

		Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Counterparty
Pershing LLC	$49,795,391	$(49,795,391)	—	—
Morgan Stanley	8,777,695	(8,777,695)	—	—
The Goldman Sachs Group, Inc.	701,443	(701,443)	—	—
Total	$59,274,529	$(59,274,529)	—	—

As of December 31, 2016, the value of equity option positions can be found in the Statement of Assets and Liabilities, under Liabilities, Call options written and Put options written. For the year ended December 31, 2016, the effect of equity option positions can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Written Options, and Foreign Currency, within Net realized gain on written options and Net change in unrealized appreciation/depreciation on written options.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. For the year ended December 31, 2016, the Fund incurred $69,687 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2016, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was 2 basis points.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. For the restricted securities as of December 31, 2016, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, reclass of capital gains on passive foreign investment companies, disallowed expenses, and reclass of sale of partnerships. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2016, reclassifications were made to decrease distributions in excess of net investment income by $152,802 and increase distributions in excess of net realized gain on investments, securities sold short, written options, and foreign currency transactions by $383,874, with an offsetting adjustment to paid-in capital.

Distributions to shareholders of the Fund’s 5.000% Series B Cumulative Preferred Shares (“Series B Preferred”) are accrued on a daily basis.

The tax character of distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income	$4,301,394	$187,459	$1,733,920	$83,002
Return of capital	98,046,209	4,272,940	92,928,783	4,448,443

Total distributions paid	$102,347,603	$4,460,399	$94,662,703	$4,531,445

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(467,478,499)
Net unrealized depreciation on investments, written options, and foreign currency translations	(206,702,341)
Qualified late year loss deferral*	(8,861,771)
Other temporary differences**	(61,644)

Total	$(683,104,255)

*

Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2016, the Fund elected to defer $8,861,771 of late year long term capital losses.

**	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

At December 31, 2016, the Fund had net long term capital loss carryforwards for federal income tax purposes of $467,478,499 which are available for an unlimited period to reduce future required distributions of net capital gains to shareholders. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2016, the temporary differences between book basis and tax basis unrealized appreciation/depreciation were primarily due to deferral of losses from wash sales for tax purposes and mark-to market adjustments on passive foreign investment companies.

The following summarizes the tax cost of investments, written options, and the related net unrealized appreciation/depreciation at December 31, 2016:

	Cost/ (Proceeds)/ Premiums	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$1,103,323,417	$23,618,921	$(221,459,969)	$(197,841,048)
Securities sold short	(1,250,730)	—	(109,070)	(109,070)
Written options	(51,241,477)	11,595,529	(19,628,581)	(8,033,052)
		$35,214,450	$(241,197,620)	$(205,983,170)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2016, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2016, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $5,903.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2016, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2016, the Fund paid or accrued $197,672 in payroll expenses in the Statement of Operations.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2016, other than short term securities and U.S. Government obligations, aggregated $1,459,593,690 and $1,385,067,655 respectively.

Written options activity for the Fund for the year ended December 31, 2016 was as follows:

	Number of Contracts	Premiums
Options outstanding at December 31, 2015	381,960	$ 32,675,277
Options written	1,468,157	168,539,594
Options repurchased	(239,658)	(36,135,523)
Options expired	(622,878)	(58,490,981)
Options exercised	(649,489)	(55,346,890)
Options outstanding at December 31, 2016	338,092	$ 51,241,477

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Fund has an effective shelf registration authorizing the offering of $500 million common or preferred shares. Pursuant to this shelf registration, during the year ended December 31, 2016, the Fund has sold its common shares in “at the market” offerings as summarized in the following table:

Year	Shares Issued	Net Proceeds	Sales Manager Commissions	Offering Expenses	Net Proceeds in Excess of Par
2016	21,315,910	$137,123,041	$1,178,330	$118,665	$4,492,283

The Board has authorized the repurchase of its common shares in the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2016, the Fund repurchased and retired 21,800 shares in the open market at a cost of $114,419 and an average discount of approximately 8.26% from its NAV. During the year ended December 31, 2015, the Fund repurchased and retired 82,958 shares in the open market at a cost of $435,405 and an average discount of approximately 13.07% from its NAV.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

Transactions in common shares of beneficial interest for the years ended December 31, 2016 and 2015 were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares issued pursuant to shelf offering	21,315,910	$137,123,041	—	—
Increase from shares issued upon reinvestment of distributions	524,087	3,205,146	—	—
Decrease from shares repurchased	(21,800)	(114,419)	(82,958)	$(435,405)

Total	21,818,197	$140,213,768	(82,958)	$(435,405)

On May 7, 2013, the Fund received net proceeds of $96,679,930 (after deduction of $3,150,000 of underwriting fees and offering expenses of $170,070) from the offering in connection with the issuance of 4,000,000 Series B Preferred. The Series B Preferred will be callable at any time at the liquidation value of $25 per share plus accrued dividends following the expiration of the five year call protection on May 7, 2018. The Board has authorized the repurchase of the Series B Preferred in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2016, the Fund repurchased and retired 38,260 of the Series B Preferred in the open market at a cost of $888,582 and an average discount of approximately 7.14% from its liquidation preference. At December 31, 2016, 3,550,681 Series B Preferred were outstanding and accrued dividends amounted to $61,644.

The Series B Preferred is senior to the common shares and results in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series B Preferred are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Series B Preferred. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B Preferred at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and, under certain circumstances, are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting shares must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

GAMCO Global Gold, Natural Resources Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets attributable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of the GAMCO Global Gold, Natural Resources & Income Trust (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2017

GAMCO Global Gold, Natural Resources & Income Trust

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to GAMCO Global Gold, Natural Resources & Income Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]

INDEPENDENT
TRUSTEES[4]:

Anthony J. Colavita[5] Trustee Age: 81	Since 2005*	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn[5] Trustee Age: 78	Since 2005**	22	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Vincent D. Enright Trustee Age: 73	Since 2005***	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of LGL Group, Inc. (diversified manufacturing) (2011-2014)

Frank J. Fahrenkopf, Jr. Trustee Age: 77	Since 2005*	11	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)

Michael J. Melarkey Trustee Age: 67	Since 2005***	9	Owner in Pioneer Crossing Casino Group; Of Counsel McDonald Carano Wilson LLP; Former Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Director of Southwest Gas Corporation (natural gas utility)

Salvatore M. Salibello, CPA Trustee Age: 71	Since 2005**	5	Senior Partner of Bright Side Consulting (consulting); Certified Public Accountant and Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLP (2012-2013)	Director of Kid Brands, Inc. (consumer products)

Anthonie C. van Ekris Trustee Age: 82	Since 2005**	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Trustee Age: 71	Since 2005*	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

GAMCO Global Gold, Natural Resources & Income Trust

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 65	Since 2005	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010

Andrea R. Mango Vice President and Secretary Age: 44	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 58	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 57	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

Carter W. Austin Vice President Age: 50	Since 2005	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2015 and Vice President (1996-2015) of Gabelli Funds, LLC

Molly A.F. Marion Vice President and Ombudsman Age: 62	Since 2005	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President of GAMCO Investors, Inc. since 2012

Laurissa M. Martire Vice President and Ombudsman Age: 40	Since 2010	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President of GAMCO Investors, Inc. since 2016

David I. Schachter Vice President Age: 63	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2015 and Vice President (1999-2015) of G.research, LLC

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	– Term expires at the Fund’s 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	– Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	– Term expires at the Fund’s 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	Trustees who are not interested persons are considered “Independent” Trustees.
[5]	Represents holders of the Fund’s Preferred Shares.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2016

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Return of Capital (b)	Dividend Reinvestment Price
Common Stock
	01/22/16	01/14/16	$0.07000	—	$0.07000	$4.08100
	02/22/16	02/12/16	0.07000	—	0.07000	4.88250
	03/23/16	03/16/16	0.07000	—	0.07000	5.42930
	04/22/16	04/15/16	0.07000	—	0.07000	6.27000
	05/23/16	05/16/16	0.07000	—	0.07000	6.11000
	06/23/16	06/16/16	0.07000	—	0.07000	6.26000
	07/22/16	07/15/16	0.07000	—	0.07000	6.31000
	08/24/16	08/17/16	0.07000	—	0.07000	6.18000
	09/23/16	09/16/16	0.07000	—	0.07000	6.15000
	10/24/16	10/17/16	0.07000	—	0.07000	5.99000
	11/22/16	11/15/16	0.07000	—	0.07000	5.75000
	12/16/16	12/09/16	0.07000	—	0.07000	5.29850

			$0.84000	—	$0.84000
5.000% Series B Cumulative Preferred Stock
	03/28/16	03/21/16	$0.31250	$0.29660	$0.01590
	06/27/16	06/20/16	0.31250	0.29660	0.01590
	09/26/16	09/19/16	0.31250	0.29660	0.01590
	12/27/16	12/19/16	0.31250	0.29660	0.01590

			$1.25000	$1.18640	$0.06360

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2016 tax returns. Ordinary distributions may include net investment income, realized net short term capital gains, and foreign tax paid. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

There were no long term capital gain distributions in the year ended December 31, 2016.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2016, the Fund paid to Series B Cumulative Preferred shareholders ordinary income dividends of $1.18640 per share. For 2016, 86.11% of the ordinary dividend qualified for the dividend received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, and 17.89% of ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2016 derived from U.S. Government securities was 0.00%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2016. The percentage of U.S. Government securities held as of December 31, 2016 was 23.74%

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2016

Historical Distribution Summary

	Investment Income (c)(d)	Short Term Capital Gains (c)	Long Term Capital Gains	Return of Capital (b)	Foreign Tax Credit (d)	Total Distributions (a)	Adjustment to Cost Basis (e)
Common Stock
2016	—	—	—	$0.84000	—	$0.84000	$0.84000
2015	—	—	—	0.84000	—	0.84000	0.84000
2014	—	—	—	1.08000	—	1.08000	1.08000
2013	$0.05562	$0.76900	—	0.61538	—	1.44000	0.61538
2012	0.04689	1.19955	$0.16042	0.22614	$(0.01300)	1.62000	0.22614
2011	0.09570	1.28230	0.26120	0.04080	—	1.68000	0.04080
2010	0.34100	1.11480	0.22420	—	—	1.68000	—
2009	0.25914	0.28117	0.12228	1.01741	—	1.68000	1.01741
2008	0.11760	—	0.39240	1.17000	—	1.68000	1.17000
2007	0.14980	0.98430	0.79590	—	—	1.93000	—

5.000% Series B Cumulative Preferred Stock
2016	$1.18640	—	—	$0.06360	—	$1.25000	$0.06360
2015	0.86960	—	—	0.56320	$(0.18280)	1.25000	0.56320
2014	0.56600	—	—	0.68400	—	1.25000	0.68400
2013	0.05364	$0.74150	—	—	—	0.79514	—

6.625% Series A Cumulative Preferred Stock
2013	$0.05647	$0.78084	—	—	—	$0.83731	—
2012	0.05465	1.39626	$0.22051	—	$(0.01518)	1.65625	—
2011	0.09204	1.26428	0.29993	—	—	1.65625	—
2010	0.32400	1.06004	0.27222	—	—	1.65625	—
2009	0.60224	0.65354	0.40047	—	—	1.65625	—
2008	0.38281	—	1.27344	—	—	1.65625	—
2007	0.01987	0.09151	0.21527	—	—	0.32665	—

(a) Total amounts may differ due to rounding.

(b) Non-taxable.

(c) Taxable as ordinary income for Federal tax purposes.

(d) Per share ordinary investment income and investment income are grossed up for the foreign tax credit.

(e) Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

This Fund intends to generate current income from short term gains primarily through its strategy of writing (selling) covered call options on the equity securities in its portfolio. Because of its primary strategy, the Fund forgoes the opportunity to participate fully in the appreciation of the underlying equity security above the exercise price of the option. It also is subject to the risk of depreciation of the underlying equity security in excess of the premium received.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Barbara G. Marcin, CFA, joined GAMCO Investors, Inc. in 1999 and currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Prior to joining GAMCO, Ms. Marcin was head of value investments at Citibank Global Asset Management. Ms. Marcin graduated with Distinction as an Echols Scholar from the University of Virginia and holds an MBA degree from Harvard University’s Graduate School of Business.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, serves as a portfolio manager of Gabelli Funds, LLC, and manages several funds within the Gabelli/GAMCO Fund Complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGNX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

GAMCO GLOBAL GOLD, NATURAL RESOURCES

& INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e  info@gabelli.com

    GABELLI.COM

TRUSTEES	OFFICERS

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Salvatore M. Salibello, CPA

Senior Partner,

Bright Side Consulting

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President

Molly A.F. Marion

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

TRANSFER AGENT AND

REGISTRAR

American Stock Transfer and

Trust Company

GGN Q4/2016

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $58,350 for 2015 and $59,808 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $55,243 for 2015 and $55,374 for 2016. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2016. All other fees represent services provided in review of registration statements and performing strategic analysis work.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2015 and $0 for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Vincent D. Enright, Frank J. Fahrenkopf Jr., Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”) other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

Revised – June 1, 2016

INTERNAL USE ONLY

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS, Glass Lewis, or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the

Revised – June 1, 2016

INTERNAL USE ONLY

Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

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III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

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The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

●

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

●	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

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●	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.
●	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

●	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

●	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

●	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

●	Qualifications
●	Nominating committee in place
●	Number of outside directors on the board
●	Attendance at meetings
●	Overall performance

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Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

●	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

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●	Amount of stock currently authorized but not yet issued or reserved for stock option plans
●	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

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Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

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Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

●	State of Incorporation
●	Management history of responsiveness to shareholders
●	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

●	Dilution of voting power or earnings per share by more than 10%.
●	Kind of stock to be awarded, to whom, when and how much.
●	Method of payment.
●	Amount of stock already authorized but not yet issued under existing stock plans.
●	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

We generally believe that proxy access is a useful tool to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case by case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

A portfolio team manages the Fund. The individuals listed below are those who are primarily responsible for the day-to-day management of the Fund.

Caesar M. P. Bryan joined GAMCO Asset Management Inc. in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career in 1979 at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Barbara G. Marcin, CFA, joined GAMCO Investors, Inc. in 1999 and currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Prior to joining GAMCO, Ms. Marcin was head of value investments at Citibank Global Asset Management. Ms. Marcin graduated with Distinction as an Echols Scholar from the University of Virginia and holds an MBA degree from Harvard University’s Graduate School of Business.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, and serves as a portfolio manager of Gabelli Funds, LLC and manages another fund within the Gabelli/GAMCO Fund complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2016. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Caesar M.P. Bryan	Registered Investment Companies:	5	534.3M	0	0
	Other Pooled Investment Vehicles:	2	2.3M	2	2.3M
	Other Accounts:	23	258.7M	0	0

2. Barbara G. Marcin	Registered Investment Companies:	3	2.4B	1	2.4B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	27	95.1M	0	0

3. Vincent Hugonnard-Roche	Registered Investment Companies:	1	149.3M	0	0
	Other Pooled Investment Vehicles:	1	4.1M	0	0
	Other Accounts:	5	1.0M	0	0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Fund. A Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts, as might be the case if he/she were to devote all of his/her attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

PURSUIT OF DIFFERING STRATEGIES. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager may also be motivated to favor accounts in which he or she has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts, which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS

The compensation of the Portfolio Managers for the Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Caesar M. P. Bryan, Barbara G. Marcin, and Vincent Hugonnard-Roche each owned $1 - $10,000, $0 and $10,001- $50,000, respectively, of shares of the Trust as of December 31, 2016.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/16 through 07/31/16	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 124,080,076 Preferred Series B – 3,557,481
Month #2 08/01/16 through 08/31/16	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common –127,871,031 Preferred Series B –3,557,481
Month #3 09/01/16 through 09/30/16	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 132,107,304 Preferred Series B – 3,557,481

Month #4 10/01/16 through 10/31/16	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 133,305,284 Preferred Series B – 3,557,481
Month #5 11/01/16 through 11/30/16	Common – N/A Preferred Series B – 1,600	Common – N/A Preferred Series B – $23.8375	Common – N/A Preferred Series B – 1,600	Common – 134,463,498 Preferred Series B –3,557,481 – 1,600 = 3,555,881
Month #6 12/01/16 through 12/31/16	Common – N/A Preferred Series B – 5,200	Common – N/A Preferred Series B – $23.0546	Common – N/A Preferred Series B – 5,200	Common – 134,463,499 Preferred Series B – 3,555,881 – 5,200 = 3,550,681
Total	Common – N/A Preferred Series B – 6,800	Common – N/A Preferred Series B – $23.2388	Common – N/A Preferred Series B – 6,800	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GAMCO Global Gold, Natural Resources & Income Trust

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/09/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/09/2017

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/09/2017

* Print the name and title of each signing officer under his or her signature.